UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date  of  Report  (Date  of earliest event reported):          November 12, 2003
                                                               -----------------

                            THE STEAK n SHAKE COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)

                   Indiana          000-08445          37-0684070
                   -------          ---------          ----------
             (State  or  other    (Commission  File   (IRS  Employer
              jurisdiction of      Number)             Identification Number)
              incorporation)


36  S.  Pennsylvania  St.,  Suite  500
Indianapolis,  Indiana                                  46204
----------------------                                  -----
(Address  of  principal  executive  offices)          (Zip  Code)

Registrant's  telephone  number,  including  area  code:     (317)  633-4100
                                                             ---------------

ITEM  12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

On November 12, 2003, The Steak n Shake Company (the "Registrant" or "Company") issued a Press Release announcing its fourth quarter and fiscal year 2003 results. The information in the Press Release is attached hereto as Exhibit 99.1.

The Company has included the non-GAAP financial measure of adjusted net earnings and adjusted diluted earnings per share in the Press Release. Adjusted net earnings consists of net earnings adjusted for the provision for store closings. The Company believes adjusted net earnings and adjusted diluted earnings per share are measures that should be presented in addition to net earnings as determined in accordance with generally accepted accounting principles ("GAAP") because they provide useful measures of comparing ongoing operations between past, current, and future periods. Additionally, the Company believes the provision for store closings is unusual in nature, and would not be indicative of ongoing operating results.

A reconciliation of adjusted net earnings to net earnings in accordance with GAAP is as follows:

                                                          TWELVE WEEKS ENDED            YEAR ENDED

                                                         9/24/03     9/25/02      9/24/03      9/25/02
Net earnings . . . . . . . . . . . . . . . . . . . . .  $3,609,041  $5,947,243  $20,939,135  $23,089,208
Provision for restaurant closings, net of income taxes   3,360,000           -    3,360,000            -
Adjusted net earnings. . . . . . . . . . . . . . . . .  $6,969,041  $5,947,243  $24,299,135  $23,089,208
                                                        ==========  ==========  ===========  ===========




A reconciliation of adjusted diluted earnings per share to diluted earnings per share in accordance with GAAP is as follows:


                                                        TWELVE WEEKS ENDED     YEAR ENDED

                                                        9/24/03   9/25/02   9/24/03   9/25/02
Net earnings . . . . . . . . . . . . . . . . . . . . .  $    .13  $    .22  $    .77  $    .83
Provision for restaurant closings, net of income taxes       .13         -       .13         -
Adjusted net earnings. . . . . . . . . . . . . . . . .  $    .26  $    .22  $    .90  $    .83
                                                        ========  ========  ========  ========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     THE  STEAK  N  SHAKE  COMPANY



     By:     /s/  James  W.  Bear
             --------------------
             James  W.  Bear,  Senior  Vice  President
             and  Chief  Financial  Officer


Dated:  November  12,  2003

                                  Exhibit Index

Number  assigned
in  Regulation  S-K
Item                         Description  of  Exhibits
----                         -------------------------

(__) 99.1  Press  Release,  dated  November  12,  2003,  announcing fourth quarter  and  fiscal  year  2003  results.

Exhibit  99.1


THE  STEAK  N  SHAKE  COMPANY
REPORTS  ITS  FISCAL  YEAR  2003  RESULTS.


     INDIANAPOLIS,  November  12,  2003  -  The Steak n Shake Company (NYSE:SNS)
                                                                            ----
reported today its revenues and earnings for the full fiscal year (FY 2003 ended September 24, 2003) and for the fiscal Fourth Quarter.

Highlights  of  the  year  and  fiscal  Fourth  Quarter  are:

-     Same  store  sales  increased  4.9%  for the year and 12.4% for the Fourth
Quarter.

- System-wide sales increased 8.2% for the year to $592,599,961 and increased 15.0% to $150,046,385 for the Fiscal Fourth Quarter.

- Revenues for the Fiscal Year increased 8.7% to $499,103,555 and Fourth Quarter revenues increased 15.1% to $126,108,100.

The Company identified nine under-performing restaurants to close and recorded a provision for restaurant closings of $5,200,000 ($3,360,000 net of income taxes or $.13 per diluted share.) Because of this event, Net Earnings for the Quarter were $3,609,041 and $20,939,135 for the year. Diluted Earnings per share for the Quarter were $.13 and $.77 for the year. While the chain experienced record growth for the year, these nine restaurants did not perform to expectations due to trade area changes, location challenges or physical facility issues. The potential for these closings was reported in July 2003. The Company determined that it is in the long-term best interest of the shareholders to decisively discontinue operations in these restaurants that represent less than 1% of total sales.

Closing these restaurants is the result of the Company's increased emphasis on ensuring that every asset earns more than the cost of capital. As a result of this decision, on-going Earnings, Cash Flow and Return on Assets are expected to improve. In addition, management will be able to focus more on assets with higher potential as well as on future growth.



Net Earnings, exclusive of the provision for restaurant closings ("Adjusted Net Earnings"), were $6,969,041 for the Quarter and $24,299,135 for the year. Adjusted Diluted Earnings per share for the Quarter were $.26 and $.90 for the year. The Company believes that Adjusted Net Earnings and Adjusted Diluted Earnings per share are Non-GAAP financial measures that should be presented in addition to Net Earnings and Diluted Earnings per share in accordance with GAAP because they provide useful measures of comparing on-going operations between past, current and future periods. In addition, the Company believes the provision for restaurant closings is unusual in nature and is not indicative of ongoing operating results.

After adjustments for the provision for store closings, the Non-GAAP results are as follows:

- Adjusted Net Earnings for the Fourth Quarter were $6,969,041, a gain of 17.2%, and Adjusted Diluted Earnings per share were $.26, a gain of 18.2%.

- Adjusted Net Earnings for Fiscal Year 2003 were $24,299,135, a gain of 5.2%, and Adjusted Diluted Earnings per share were $.90, a gain of 8.4%.


The increasing momentum of same store sales and earnings versus prior year is based in large part on the progress the Company has made on five key business fundamentals.

-     Supporting  and  Enabling  Effective  Field  Leadership

-     Improving  Associate  Satisfaction  and  Training

-     Growing  Guest  Counts

-     Continually  Improving  Margins

-     Expanding  the  Brand

Progress continues in reducing management turnover and in meeting staffing goals to support both current operations and future expansion.

Progress has been made in improving associate satisfaction through increased training, enhanced benefit offerings, and associate involvement in the planning process, which have all contributed to turnover reduction.

Guest counts have grown progressively throughout the Year due to optimized and integrated marketing programs via consumer research, new products like the three new Milk Shakes, new television marketing and credit card acceptance.

Once new guests visited, their experiences were faster and friendlier via improved service execution as evidenced by expanded guest satisfaction measurements.

The significant growth in guest counts for the Quarter and Year were fueled by investments in incremental marketing, consumer research, credit card availability, field bonuses, mystery shopping, training and new market development. In FY 2004, the Company will continue investing in associates and guests. The forward looking Earnings objective for Fiscal Year 2004 is between $.98 and $1.02 Diluted Earnings per share.

As of September 25, 2002, there were 404 Steak n Shake restaurants of which 56 were franchised. As of September 24, 2003, there were 413 Steak n Shake restaurants of which 57 were franchised. Subsequent to the expected store closings, there will be 410 Steak n Shake restaurants of which 58 are franchised. This estimate includes three Company restaurants and one franchise restaurant that have opened since the beginning of FY 2004. This does not include the three Company restaurants that were razed and rebuilt at their current locations during Fiscal Year 2003. In Fiscal 2004, the Company expects to open 15-20 restaurants, of which several will be franchise locations.

To date, the Company has purchased about 3,400,000 shares as authorized by its 4,000,000 Share Stock Repurchase program. No additional shares were purchased in the Fourth Quarter.

Steak n Shake is a full service, casual dining restaurant serving a core menu of its famous Steakburgers, thin 'n crispy French Fries and old fashioned hand-dipped Milk Shakes. Menu variety includes sandwiches, such as the Turkey Melt and the Grilled Chicken Breast, as well as Chili, home style soups, fresh salads, a variety of desserts and breakfast. All of the food is prepared to the guest's order and served by friendly, well-trained associates. Steak n Shake restaurants feature full-service dining areas, counter service and drive-thru windows. Restaurants are open 24 hours a day, seven days a week.

This press release contains various "forward looking statements" which represent the company's expectations or beliefs concerning future events. Investors are cautioned that reliance on "forward looking statements" involves risks and uncertainties, and although the Company believes that the assumptions on which the "forward looking statements" contained herein are based, are reasonable, any of these assumptions could prove to be inaccurate and, as a result, the "forward looking statements" based upon those assumptions also could be incorrect. Investors are referred to the full discussion of risk and uncertainties associated with "forward looking statements" contained in the company's filings with the Securities and Exchange Commission.

Contact:     Victor  F.  Yeandel
          Vic.yeandel@steaknshake.com
          ---------------------------
          www.steaknshake.com
          -------------------
          (317)  633-4100



                                         THE STEAK N SHAKE COMPANY
                                    CONSOLIDATED STATEMENTS OF EARNINGS

                                                         TWELVE                         YEAR
                                                       WEEKS ENDED                      ENDED
                                                       -----------                      -----
                                                  9/24/2003     9/25/2002      9/24/2003      9/25/2002

                                                 (UNAUDITED)   (UNAUDITED)
                                                ------------  -------------   -------------  -------------
REVENUES
    Net sales . . . . . . . . . . . . . . . . .  $125,108,570   $108,719,354   $495,276,837   $455,359,393
    Franchise fees. . . . . . . . . . . . . . .       999,530        846,372      3,826,718      3,655,070
                                                 -------------  -------------  -------------  -------------
                                                  126,108,100    109,565,726    499,103,555    459,014,463
                                                 -------------  -------------  -------------  -------------

COSTS AND EXPENSES
    Cost of sales . . . . . . . . . . . . . . .    29,379,202     24,893,843    113,496,038    105,325,485
    Restaurant operating costs. . . . . . . . .    62,051,457     53,275,602    245,524,172    222,433,486
    General and administrative. . . . . . . . .     8,628,230      7,564,883     37,908,447     34,214,802
    Depreciation and amortization . . . . . . .     5,828,761      5,617,143     24,169,474     23,095,399
    Marketing . . . . . . . . . . . . . . . . .     4,720,613      3,814,735     18,856,484     16,062,012
    Interest. . . . . . . . . . . . . . . . . .     3,286,191      3,432,175     13,390,635     14,072,120
    Rent. . . . . . . . . . . . . . . . . . . .     1,724,890      1,507,513      8,308,972      7,407,722
    Provision for store closings. . . . . . . .     5,200,000              0      5,200,000              0
    Pre-opening costs . . . . . . . . . . . . .       426,668        719,940      1,889,044      2,212,381
    Other income, net . . . . . . . . . . . . .      (557,953)      (471,851)    (2,063,846)    (1,853,152)
                                                 -------------  -------------  -------------  -------------
                                                  120,688,059    100,353,983    466,679,420    422,970,255
                                                 -------------  -------------  -------------  -------------

EARNINGS BEFORE INCOME TAXES. . . . . . . . . .     5,420,041      9,211,743     32,424,135     36,044,208

INCOME TAXES. . . . . . . . . . . . . . . . . .     1,811,000      3,264,500     11,485,000     12,955,000
                                                 -------------  -------------  -------------  -------------


NET EARNINGS. . . . . . . . . . . . . . . . . .  $  3,609,041   $  5,947,243   $ 20,939,135   $ 23,089,208
                                                 =============  =============  =============  =============

NET EARNINGS PER COMMON AND
 COMMON EQUIVALENT SHARE:
    Basic . . . . . . . . . . . . . . . . . . .  $       0.13   $       0.22   $       0.78   $       0.83
    Diluted . . . . . . . . . . . . . . . . . .  $       0.13   $       0.22   $       0.77   $       0.83

WEIGHTED AVERAGE SHARES
 AND EQUIVALENTS:
    Basic . . . . . . . . . . . . . . . . . . .    27,052,774     27,276,383     27,010,024     27,814,485
    Diluted . . . . . . . . . . . . . . . . . .    27,279,788     27,447,387     27,110,065     27,985,911



CONSOLIDATED STATEMENTS OF FINANCIAL POSITION


                                                    9/24/2003      9/25/2002
                                                 -------------  -------------
ASSETS
    Current assets. . . . . . . . . . . . . . .  $ 39,255,997   $ 18,627,724
    Property and equipment - net. . . . . . . .   360,878,710    359,721,706
    Leased  property - net. . . . . . . . . . .     3,721,063      4,079,558
    Other assets. . . . . . . . . . . . . . . .    10,779,813     13,466,001
                                                 -------------  -------------

    Total assets. . . . . . . . . . . . . . . .  $414,635,583   $395,894,989
                                                 =============  =============

LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities . . . . . . . . . . . .  $ 61,640,791   $ 50,291,476
    Deferred income taxes and credits . . . . .     2,897,887      5,599,138
    Obligations under capital leases. . . . . .   145,124,559    148,531,256
    Senior note . . . . . . . . . . . . . . . .    16,203,175     24,418,571
    Shareholders' equity. . . . . . . . . . . .   188,769,171    167,054,548
                                                 -------------  -------------

    Total liabilities and shareholders' equity.  $414,635,583   $395,894,989
                                                 =============  =============



            A RECONCILIATION OF ADJUSTED NET EARNINGS TO NET EARNINGS
                     IN ACCORDANCE WITH GAAP IS AS FOLLOWS:

FY  2003  GAAP  -  NON-GAAP  NET  EARNINGS  RECONCILIATION


                                                            TWELVE WEEKS ENDED           YEAR ENDED

                                                           9/24/03      9/25/02      9/24/03      9/25/02
                                                         -----------  -----------  -----------  -----------
Net Earnings (GAAP) . . . . . . . . . . . . . . . . . .  $3,609,041   $5,947,243   $20,939,135  $23,089,208
Provision for restaurant closings, net of income taxes.   3,360,000            -     3,360,000            -
                                                         -----------  -----------  -----------  -----------
Adjusted Net Earnings (Non-GAAP). . . . . . . . . . . .  $6,969,041   $5,947,243   $24,299,135  $23,089,208
                                                         ===========  ===========  ===========  ===========

Adjusted Net Earnings increase. . . . . . . . . . . . .       +17.2%                     +5.2%








           A RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE TO DILUTED EARNINGS PER SHARE IN ACCORDANCE WITH GAAP IS AS FOLLOWS:

FY  2003  GAAP  -  NON-GAAP  DILUTED  EARNINGS  PER  SHARE  RECONCILIATION


                                                         TWELVE WEEKS ENDED        YEAR ENDED
                                                         ------------------        ----------

                                                          9/24/03    9/25/02   9/24/03   9/25/02
                                                         ---------  ---------  --------  --------
Diluted Earnings per share (GAAP) . . . . . . . . . . .  $    .13   $    .22   $    .77  $    .83
Provision for restaurant closings, net of income taxes.       .13          -        .13         -
Adjusted Diluted Earnings per share (Non-GAAP). . . . .  $    .26   $    .22   $    .90  $    .83
                                                         =========  =========  ========  ========

Adjusted Diluted Earnings per share increase. . . . . .     +18.2%                +8.4%